[H&M Final]
[Translation]






               SECURITIES REGISTRATION STATEMENT
















              PUTNAM U.S. GOVERNMENT INCOME TRUST



               SECURITIES REGISTRATION STATEMENT

To:  Minister of Finance
                                                       Filing
                              Date of SRS:   November 18, 1997
                                                       Filing
                              Date of the Amendment to SRS:

November 28, 1997

Name of the Registrant Trust:      PUTNAM U.S. GOVERNMENT
                              INCOME TRUST

Name and Official Title of Trustees:         George Putnam
                                             William F. Pounds
                                             Jameson A. Baxter
                                             Hans H. Estin
                                             John A. Hill
                                             Ronald J. Jackson
                                             Paul L.  Joskow
                                             Elizabeth T. Kennan
                                             Lawrence J. Lasser
                                             John H. Mullin, III
                                             Robert E. Patterson
                                             Donald S. Perkins
                                             George Putnam, III
                                             A.J.C. Smith
                                             W. Thomas Stephens
                                             W. Nicholas
Thorndike

Address of Principal Office:            2 Liberty Square
                                        Boston, Massachusetts
02109
                                        U. S. A.

Name and Title of Registration Agent:   Harume Nakano

Attorney-at-Law

Signature [Harume Nakano]_

(Seal)

                                                       Ken
                              Miura

Attorney-at-Law

Signature [Ken Miura]_____

(Seal)

Address or Place of Business            Kasumigaseki Building,
                              25th Floor
                                                       2-5,
                              Kasumigaseki 3-chome
                              Chiyoda-ku, Tokyo



Name of Liaison Contact:       Harume Nakano
                               Ken Miura

Attorneys-at-Law

Place of Liaison Contact:     Hamada & Matsumoto
                              Kasumigaseki Building, 25th
                              Floor 2-5,
                              Kasumigaseki 3-chome

                              Chiyoda-ku, Tokyo

Phone Number:                 03-3580-3377

                            - ii -



           Public Offering or Sale for Registration

Name of the Fund Making Public   PUTNAM U.S. GOVERNMENT
                                 INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of     Up to 76.93 million Class M
                                 Shares
Foreign Investment Fund Securities           Up to the total
                              amount aggregating the
to be Publicly Offered or Sold:amounts calculated by
                              multiplying the respective net
                              asset value per Class M Share by
                              the respective number of Class M
                              Shares in respect of 76.93
                              million Class M Shares
                                        (The
                              maximum amount expected to be
                              sold is 1 billion U.S. dollars
                              (Yen121.1 billion).

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=Yen121.10 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th September, 1997.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of 30th September, 1997 (U.S.$13.00) by 76.93 million Class M Shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Securities Registration
                   Statement in Japanese is
              95 including front and back pages.)





                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             4      5

I.   DESCRIPTION OF THE FUND                        4      5

     l.   GENERAL INFORMATION                       4      5

     2.   INVESTMENT POLICY                         8     10

     3.   MANAGEMENT STRUCTURE                     13     18

     4.   INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC.          22     31

     5.   STATUS OF INVESTMENT FUND                25     35

II.  OUTLINE OF THE FUND                           27     39

III. OUTLINE OF THE OTHER RELATED COMPANIES        61     70

IV.  FINANCIAL CONDITION OF THE FUND               63     72

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT TRUST SECURITIES          154     78

VI.  MISCELLANEOUS                                154     78


PART III. SPECIAL INFORMATION                     155     79

I.   OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN MASSACHUSETTS                      155     79

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                           161     86

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                              185     86


PART I.                       INFORMATION CONCERNING
                              SECURITIES

1.                            NAME OF FUND:            PUTNAM
                              U.S. GOVERNMENT INCOME TRUST

(hereinafter referred to as the
                              "Fund")

2.                            NATURE OF FOREIGN  Four
                              classes of shares (Class A
                              shares, Class INVESTMENT FUND
SECU-B
                              shares, Class M shares and Class
                              Y shares)
                              RITIES CERTIFICATES:
                              Registered shares without par
                              value In
                              Japan, Class M Shares
                              (hereinafter referred to as the
                              "Shares") are for public
                              offering.  No rating has been
                              acquired.

3.                            NUMBER OF SHARES TO      Up to
                              76.93 million Shares
                              BE OFFERED FOR SALE
                              (IN JAPAN)

4.                            TOTAL AMOUNT OF Up to
                              the total amount aggregating the
                              OFFERING PRICE:
                              amounts calculated by
                              multiplying the respective net
                              asset value per Share by the
                              respective number of Shares in
                              respect of 76.93 million Shares
                              (The maximum amount expected to
                              be sold is 1 billion U.S.
                              dollars (Yen121.1 billion).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of 30th September, 1997 ($13.00) by the number of Shares to be offered (76.93 million).

    Note 2: Dollar amount is translated for convenience at the rate of $1.00=Yen121.10 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th September,
          1997).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.                            ISSUE PRICE:            The Net
                              Asset Value per Share next
                              calculated on a Fund Business
                              Day after the application for
                              purchase is received by the
                              Fund.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

6.                            SALES CHARGE:            The
                              sales charge in Japan shall be
                              3% of the amount obtained by
                              deduction of the amount
                              equivalent to 3% of the public
                              offering price from such price
                              (hereinafter referred to as the
                              "Sales Price").  Any amount,
                              which is over the net asset
                              value, of the Sales Price shall
                              be retained by Putnam Mutual
                              Funds Corp., principal
                              underwriter of the Fund.
                                                       The
                              public offering price means the
                              amount calculated by dividing
                              the net asset value by (1-
                              0.0325) and rounded to three
                              decimal places.

7.                            MINIMUM AMOUNT OR        The
                              minimum amount for purchase of
                              NUMBER OF SHARES         Shares
                              is 100 shares and in integral
                              FOR SUBSCRIPTION:
                              multiples of 100 shares.

8.                            PERIOD OF SUBSCRIPTION:  From:
                              December 4, 1997 (Thursday)
                                                       To:
                              June 3, 1998 (Wednesday)

Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

9.                            DEPOSIT FOR SUBSCRIPTION:
                              None.

10.                           PLACE OF SUBSCRIPTION:   Kokusai
                              Securities Co., Ltd.
                              (hereinafter referred to as "
                              Kokusai")
                                                       Tokyo
                              Sumitomo Twin Building, East
                                                       27-1,
                              Shinkawa 2-chome Chuo-ku, Tokyo

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.                           DATE AND PLACE
                              Investors shall pay the Issue
                              Price and Sales
                              OF PAYMENT:              Charge
                              to Kokusai within 4 business
                              days in Japan from the day when
                              Kokusai confirms the execution
                              of the order (the "Trade Day")
                              (see page 18).
                                                       The
                              total issue price for each
                              Application Day will be
                              transferred by Kokusai to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 3 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.

12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Kokusai undertakes to make a public offering of 76.93 million Shares in accordance with an agreement dated November 25, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) During the public offering period, Kokusai will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Handling Securities Companies to the Fund.
(C)  The Fund has appointed Kokusai as the Agent Securities
     Company in Japan.
    Note:"The Agent Securities Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other handling securities companies (the "Handling Securities Companies") rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe to Shares shall enter into with a Handling Securities Company an agreement concerning transactions of foreign securities. A Handling Securities Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account ("Account Contract") and the investors shall submit to the Handling Securities Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Handling Securities Company.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Kokusai on the Payment Date.
(B)  Expenses summary:
          Expenses are one of several factors to consider when investing. The following table summarizes an investor's maximum transaction costs from investing in class M shares of the Fund and expenses incurred in respect of class M shares in the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class M shares over the specified periods.

     Shareholder transaction expenses
     Maximum sales charge imposed on purchases
     (as a percentage of public offering price)  3.25%

     Deferred sales charge                 None

     Annual Fund operating expenses
      (as a percentage of average net assets)
     Management fees                       0.42%
     12b-1 fees                            0.50%
     Other expenses                        0.22%
     Total Fund operating expenses         1.14%

          The table is provided to help you understand the expenses of investing in class M shares of the Fund and of your share of the operating expenses. The expenses shown in the table do not reflect the application of credits that reduce certain Fund expenses.

     Example
          An investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period.

           One year              $44
           3 years                      $68
           5 years                      $93
           10 years             $167

          The example does not represent past or future expense levels. Actual expenses may be greater or less than those shown. U.S. federal regulations require the example to assume a 5% annual return, but actual annual return varies.
(C)  Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.
PART II.  INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND

1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam U.S. Government Income
     Trust (the "Fund")
     (2)  Form of the Fund
          Putnam U.S. Government Income Trust is a
     Massachusetts business trust organized on November 1, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.
     The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:
              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.  Investment Company Act of 1940
              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.  Securities Act of 1933
              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.  Securities Exchange Act of 1934
              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.  The Internal Revenue Code
              The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.  Other laws
              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
              a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
              b.  State authorities typically have broad
          authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objects and Basic Nature of the Fund:
          The Fund seeks as high a level of current income as Putnam Investment Management, Inc. believes is consistent with preservation of capital. In seeking this objective, the Fund invests exclusively in securities backed by the full faith and credit of the United States and repurchase agreements and forward commitments with respect to these securities. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.
 (D) History of the Fund:
                                   November 1, 1983:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                                   January 10, 1992:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
(E)  Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3) Putnam Mutual Funds Corp. ("Principal
          Underwriter") engages in providing marketing services to the Fund.
          (4) Kokusai Securities Co., Ltd. ("Distributor in Japan" and "Agent Securities Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent securities company.

2.   INVESTMENT POLICY
(A)  Basic Policy for Investment and Objects of Investment:
          The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital. In seeking this objective, the Fund invests exclusively in securities backed by the full faith and credit of the United States and repurchase agreements and forward commitments with respect to these securities. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

     Basic investment strategy
          The Fund invests exclusively in securities backed by the full faith and credit of the United States ("US. Government Securities") and repurchase agreements and forward commitments with respect to U.S. Government Securities.

     U.S. Government Securities include:
     - U.S. Treasury bills, notes and bonds. These obligations, issued directly by the U.S. Treasury, have maturities of less than one year for bills, of one to nine years for notes, and of 10 to 30 years for bonds.
     - Obligations guaranteed by the U.S. Treasury. These include obligations of varying maturities issued or guaranteed by certain agencies and instrumentalities of the U.S. government, such as mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") and Federal Housing Administration debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest.

     Selection of investments
          Investment Management Company buys and sells securities for the Fund to maximize current income to the extent it believes is consistent with preservation of capital. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. Investment Management Company may take full advantage of the entire range of maturities offered by U.S. Government Securities and may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of relative yields available on U.S. Government Securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).
          The Fund may invest in all types of U.S. Government Securities. Under current market conditions, Investment Management Company anticipates that the Fund will invest a significant portion of its assets in mortgage participation certificates guaranteed by GNMA, popularly referred to as "Ginnie Maes." These certificates represent partial ownership interests in a pool of mortgage loans which are individually insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund will only invest in Ginnie Maes of the "modified pass-through" type, which are guaranteed as to timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States.
          From time to time the Fund may invest in collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to U.S. Government Securities, such as CMOs issued by GNMA. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.

     Risk factors
     Market risk. U.S. Government Securities are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of Fund shares. Conversely, during periods of rising interest rates, the value of Fund shares will generally decline. The magnitude of these fluctuations will generally be greater when the Fund's average maturity is longer. Because of their added safety, the yields available from U.S. Government Securities are generally lower than the yields available from comparable corporate debt securities.
     Prepayment risk. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgage loans. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal.
     Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage assets.
          Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may require reinvestment of principal under less attractive terms. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
          Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value.
     Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
     CMOs. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs' subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
     Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
          In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
          The overall amount of GNMA guarantees_and therefore the amount of Ginnie Maes that can be issued_is limited by Congress. When these limits are reached, GNMA must suspend the issuance of guarantees until Congress raises the limit. Such a suspension would not ordinarily have an immediate effect on the supply of Ginnie Maes because of the existence of GNMA guarantees already made but not yet issued in the form of Ginnie Maes. If Congressional action in raising the guarantee limit were unduly delayed, however, the supply of Ginnie Maes could be adversely affected.

     Investments in premium securities
          At times, the Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.
          The Fund does not amortize the premium paid for
     these securities in calculating its net investment
     income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest.  Because the value of premium
     securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the
     purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).
          During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of Fund shares. As a result, an investor who purchases Fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be
     available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market
     premiums.   Under some circumstances, a substantial portion
of the
     Fund's investments in US. Government Securities will take the form of contracts with broker-dealers for future delivery (but not beyond 120 days) of US. Government Securities, or "forward commitments." Pending delivery of the securities, the Fund maintains in a segregated account liquid assets in an amount sufficient to pay the purchase price. The Fund may sell its interest in a forward commitment rather than take delivery, and may reinvest the proceeds in another forward commitment. The Fund's use of forward commitments may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer fails to deliver after the value of the securities has risen.

     Portfolio turnover
          The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover" As a result of the Fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.
          Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial Condition of the Fund - Financial Statements - Financial highlights."

     Other investment practices
     The Fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks. Notwithstanding these other investment practices, it is the policy of the Fund that at least 65% of its investment income will be derived from interest on U.S. Government Securities.
     Securities loans and repurchase agreements. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
          The Fund's investment objective and its policy of investing exclusively in US. Government Securities and repurchase agreements and forward commitments with respect to such securities are fundamental policies which may not be changed without shareholder approval. Except for these policies and certain investment policies designated as fundamental below, the investment policies described herein are not fundamental policies. The Trustees may change any nonfundamental investment policies without shareholder approval.

     Derivatives
          Certain of the instruments in which the Fund may invest, such as forward commitments and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index.
(B)  Restrictions of Investment:
          Except as otherwise specifically designated, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
     (4)  Purchase or sell commodities or commodity contracts.
     (5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.
     (9) Purchase or sell options, or puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options with respect to any part or all of its portfolio securities and enter into closing purchase transactions with respect to such options.
     (10) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.
          Fundamental restrictions 6, 7 and 8 are by their terms inapplicable to U.S. Government Securities and consequently are not expected to have any significant effect on the operations of the Fund, since it is the Fund's fundamental policy to invest exclusively in U.S. Government Securities and repurchase agreements and forward commitments with respect to such securities.
          Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, it does not currently intend to do so and did not do so last year.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.
     It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
     (1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
     (2) Write covered call options with respect to any part or all of its portfolio securities.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund may not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;
     2. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;
     3. The Fund may not acquire more than 10% of the outstanding voting securities of any issuer or may not acquire more than 15% of the outstanding voting securities of any issuer together with other mutual funds managed by Investment Management Company;
     4. The Fund may not invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
     5. The Fund may not invest more than 10% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Automated Quotation System). This restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.
          If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          Although the Fund is permitted under its investment policies to invest without limit in so-called "interest-only" (IO) and "principal-only" (PO) classes of mortgage-backed securities, the Fund has no present intention of investing more than 15% of its net assets in such securities.
          All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
(C)  Distribution Policy:
          The Fund distributes net investment income monthly and any net realized capital gains at least annually. Distributions from net capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available. The Fund normally pays distributions around the 20th of each month to investors who hold shares as of 10th day of each month, although these dates are subject to change. The payment to Japanese investors may be made until the end of each month by Kokusai.
3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.
          Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.
          Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value using procedures approved by the Trustees.
     The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
          (a) Management and Agent Securities Company Fees Under a Management Contract dated July 8, 1994, the Fund pays a quarterly fee to Investment
          Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.
              For the fiscal years ending on September 30, 1997, 1996 and 1995 the Fund paid $15,502,934,
          $18,073,706 and $19,359,542, respectively as a
          management fee.
          (b) Custodian Fee and Charges of the Investor
          Servicing Agent
              Putnam Fiduciary Trust Company, the Fund's
          Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
              The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
              For the fiscal year ending on September 30,
          1997, the Fund paid $6,884,036 as a custodian fee
          and investor servicing agent fee.
          (c) Fee on Class M Distribution Plan
              The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds Corp. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
              Putnam Mutual Funds Corp. makes quarterly payments to Kokusai and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Kokusai and other dealers are designated as the dealer of record.
              Payments under the plan are intended to
          compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Mutual Funds Corp. may suspend or modify such payments to dealers.
              For the fiscal year ending September 30, 1997, the Fund paid fees under the distribution plan of $5,710,948, $13,744,900 and $35,185 for Class A shares, Class B shares and Class M shares, respectively.
          (d) Other Expenses:
              The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $35,594 for Fiscal 1997.
              Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 1997 and the fees paid to each Trustee by all of the Putnam funds during calendar 1996:

COMPENSATION TABLE
                              Pension on   Estimated    Total
                    Aggregate retirement   annual benefits
compensation
                    compensation           benefits accruedfrom
all                 from all
                    from the  as part of   Putnam funds Putnam
Trustees/Year       fund (1)  fund expenses (2)         upon
retirement (3)      funds (4)

Jameson A. Baxter/1994$3,915  $1,315      $85,646     $172,291
Hans H. Estin/1972    3,873    4,257       85,646      171,291
John A. Hill/1985 (5) 3,895    1,592       85,646      170,791
Ronald J. Jackson/1996 (5)(6)  3,915          232       85,646
94,807
Paul L. Joskow/1997 (7)   -        -            -            -
Elizabeth T. Kennan/19923,877  2,745       85,646      171,291
Lawrence J. Lasser/1992 *3,841 2,059       85,646      169,791
John H. Mullin, III/1997 (7)       -            -            -  -
Robert E. Patterson/19843,915  1,275       85,646      182,291
Donald S. Perkins/1982 *3,915  4,631       85,646      170,291
William F. Pounds/1971 (8)4,6294,375       98,146      197,291
George Putnam/1957 *  3,897    4,883       85,646      171,291
George Putnam, III/1984 *3,879   839       85,646      171,291
A.J.C. Smith/1986 *   3,800    2,849       85,646      169,791
W. Thomas Stephens/1997 (9)      267            -            -  -
W. Nicholas Thorndike/19923,9153,944       85,646      181,291

    (1) Includes an annual retainer and an attendance fee for each meeting attended.
    (2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
    (3) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
    (4) As of December 31, 1996, there were 96 funds in the Putnam family.
    (5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the Fund to Mr. Hill and Mr. Jackson as of September 30, 1996 were $8,158 and $1,781, respectively, including income earned on such amounts.
    (6)  Elected as a Trustee in May 1996.
    (7)  Elected as a Trustee in November 1997.
    (8) Includes additional compensation for service as Vice Chairman of the Putnam funds.
    (9)  Elected as a Trustee in September 1997.
     * Is or may be deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Fund, Investment Management Company or Putnam Mutual Funds Corp.
              Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
              The Plan Administrator (a committee comprised of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of
          1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.
              Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1995, 1996 and 1997, the Fund paid $0, $28,699 and $28,500 in brokerage commissions, respectively. During fiscal 1996 the Fund did not pay any fee to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.
              For the fiscal year ending on September 30, 1997, the Fund paid $20,483,534 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
           a. Sales in the United States
              Investors residing in the United States can open a Fund account with as little as $500 and make additional investments at any time with as little as $50. They can buy Fund shares three ways - through most investment dealers, through Putnam Mutual Funds Corp. or through a systematic investment plan.
              Buying shares through Putnam Mutual Funds Corp. Complete an order form and write a check for the amount shareholders wish to invest, payable to the Fund. Return the completed form and check to Putnam Mutual Funds Corp., which will act as investor's agent in purchasing shares.
              Buying shares through systematic investing.
          Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available from investor's investment dealer or through Investor Servicing Agent.
              Shares are sold at the public offering price based on the net asset value next determined after Investor Servicing Agent receives a shareholder's order. In most cases, in order to receive that day's public offering price, Investor Servicing Agent must receive a shareholder's order before the close of regular trading on the New York Stock Exchange. If shareholders buy shares through their investment dealer, the dealer must receive the shareholders' orders before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.
          U.S. Offering Price and Sales Charges
              The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of investor's purchase. The Fund receives the net asset value. The sales charge is allocated between an investor's investment dealer and Putnam Mutual Funds Corp. as shown in the following table, except when Putnam Mutual Funds Corp., and its discretion, allocates the entire amount to the investor's investment dealer.

                                   Sales charge as
      Amount of sales
                                   a percentage of:
      charge reallowed
                           Net                 to dealers as
      a
      Amount of transactionamount     Offering   percentage
      of
      at offering price ($)           invested price
      offering price

      Under 50,000          3.36 %    3.25 %
      3.00 %

      50,000 but under 100,000        2.30 %      2.25 %
      2.00 %

      100,000 but under 250,000       1.52 %      1.50 %
      1.25 %

      250,000 but under 500,000       1.01 %      1.00 %
      1.00 %

      500,000 and above     None      None        None

              Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of Class M shares) and members of qualified groups may also purchase Class M shares without a sales charge.
              An investor may be eligible to buy class M shares at reduced sales charges. For fiscal 1996 and 1997, Putnam Mutual Funds Corp. received $69,481 and $25,529, respectively, in sales charges for Class M shares, of which it retained $6,928 and $2,522, respectively.
           b. Sales in Japan
              In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement.
          A Handling Securities Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 100 shares.
              The issue price for Shares during the
          Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Handling Securities Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business
          Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales
          Price shall be retained by Putnam Mutual Fund Corp., principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.
              The Investors having entrusted a Handling
          Securities Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo
          Foreign Exchange Market on the Trade Day and which shall be determined by such Handling Securities Company. The payment may be made in dollars to the extent that the Handling Securities Companies can agree.
              In addition, Handling Securities Companies in Japan who are members of the Japan Securities
          Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than Yen500,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established by the Association.
     (2)  Repurchase of Shares:
           a. Repurchase in the United States
              A shareholder can sell his shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through his investment dealer. The Fund will only redeem shares for which it has received payment.
              Selling shares directly to the Fund.  A
          shareholder must send a signed letter of instruction or stock power form to Investor Servicing Agent, along with any certificates that represent shares a shareholder wants to sell. The price a shareholder will receive is the next net asset value calculated after the Fund receives the shareholder's request in proper form. In order to receive that day's net asset value, Investor Servicing Agent must receive a shareholder's request before the close of regular trading on the New York Stock Exchange.
              If a shareholder sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions.
              If a shareholder wants his redemption proceeds sent to an address other than his address as it appears on records of the Investor Servicing Agent, a signature guarantee is required. Investor
          Servicing Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
              The Fund generally sends shareholders payment for shareholders' shares the business day after shareholders' request is received. Under unusual circumstances, the Fund may suspend repurchase, or postpone payment for more than seven days, as permitted by U.S. securities law.
              A shareholder may use Investor Servicing Agent's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless he has notified
          Investor Servicing Agent of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Investor Servicing Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his representative, who can provide
          Investor Servicing Agent with his account registration and address as it appears on Investor Servicing Agent's records.
              Investor Servicing Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine;
          if it fails to employ reasonable procedures, Investor Servicing Agent may be liable for any losses due to unauthorized or fraudulent instructions.
              During periods of unusual market changes and shareholder activity, a shareholder may experience delays in contacting Investor Servicing Agent by telephone. In this event, the shareholder may wish to submit a written redemption request, as described above, or contact shareholders' investment dealer.
          The Telephone Redemption Privilege is not available if the shareholder was issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.
              Selling shares through investment dealers. A shareholder's dealer must receive shareholders' request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. A shareholder's dealer will be responsible for furnishing all necessary documentation to Investor Servicing Agent, and may charge a shareholder for its services.
           b. Repurchase in Japan
              Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Handling Securities Company on a Fund Business Day that is business day of securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made is integral multiples of 1 shares.
              The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kokusai, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Handling Securities Companies pursuant to the Contracts or, if the Handling Securities Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
              The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
     (4)  Custody of Shares:
              Share certificates shall be held by Shareholders at their own risk.
              The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Kokusai.
          Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
              Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
              The accounts of the Fund will be closed each year on 30th September.
     (3)  Authorized Shares:
              There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
              Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
              The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
              In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
              The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
              Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.
              For purposes of calculating yield, net
          investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for tax purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
              Yield is based on the price of the shares, including the maximum initial sales charge.
              "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended September 30, 1997, the average annual total return for Class M shares of the Fund was 5.86%, 4.89% and 7.54%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to February 6, 1995 are derived from the historical performance of Class A shares, adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund for the period ended September 30, 1997 was 5.92%.
              All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
              Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
          (i) Disclosure to shareholders
              In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
          (ii)Disclosure to the SEC
              The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
           a. Disclosure to the Supervisory Authority:
              When the Fund intends to offer the Shares amounting to more than 500 million yen in Japan, it shall submit to the Minister of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Ministry of Finance.
              The Handling Securities Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to
          Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Minister of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
           b. Disclosure to Japanese Shareholders:
              The Japanese Shareholders will be notified of the material facts which would change their position, including material amendments to the Agreement and Declaration of Trust of the Fund, and of notices from the Trustees, through the Handling Securities Companies.
              The financial statements shall be sent to the Japanese Shareholders through the Handling
          Securities Companies or the summary thereof shall be carried in daily newspapers.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Handling Securities Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Contract with the Handling Securities Companies.
          Shareholders in Japan who do not entrust the custody of their Shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as follows:
          (i) Voting rights
              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          (ii)Repurchase rights
              Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
          (iii)    Rights to receive dividends
              Shareholders are entitled to receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.
              Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.
              - Reinvest all distributions in additional shares without a sales charge;
              - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
              - Receive all distributions in cash.
          (iv)Right to receive distributions upon dissolution Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
          (v) Right to inspect accounting books and the like
              Shareholders are entitled to inspect the
          Agreement and Declaration of Trust, the accounting
          books at the discretion of the Court and the minutes of any shareholders' meetings.
          (vi)Right to transfer shares
              Shares are transferable without restriction except as limited by applicable law.
          (vii)    Rights with respect to the U.S.
          registration statement
              If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer
          (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e.
          withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Handling Securities Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
          c.  Net investment returns such as dividends, etc.
          and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.
          S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
              Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
              The Japanese withholding tax imposed on
          distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Japanese Minister of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
      (E) Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo
5.   STATUS OF INVESTMENT FUND
(A)  Diversification of Investment Portfolio


    Note:Investment ration is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.
(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of September, 1997 is as follows:

(Note)    Operations of Class M Shares were commenced on
     February 6, 1995.

 (2)  Record of Distributions Paid


(Note) Record of distribution paid from February 1995 to September 1997 are as follows:



(C)  Record of Sales and Repurchases
          Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

                    Number of      Number of      Number of
                   Shares Sold      Shares       Outstanding
                                  Repurchased      Shares
    1st Fiscal       217,478         16,150    201,328
    Year                 (0)         (0)       (0)
    (2/6/94-
    9/30/95)
    2nd Fiscal       509,261         226,315   484,274
    Year                 (0)         (0)       (0)
    (10/1/95-
    9/30/96)
    3rd Fiscal       702,884         583,426   603,732
    Year                 (0)         (0)       (0)
    (10/1/96-
    9/30/97)

Note:    The number of Shares sold, repurchased and
     outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Share will be sold in Japan from December 4, 1997.

II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on November 1, 1983.
          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
          The Fund is an open-end, diversified management company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D)  History of the Fund
                                   November 1, 1983:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
                              January 10, 1992:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust.
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally
     overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A
     Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class
     action on behalf of the Fund or the shareholders, and
     (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting
     of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as
     defined        in the Agreement and Declaration of Trust),
the
     Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of
     such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees
     (1) Trustees and Officers of the Fund
     (as of September 30, 1997)
                                                      Shares
Name           Office and    Resume                   Owned
               Title
George Putnam  Chairman and  present: Chairman and    10,712
               President           Director of        .779
                                   Putnam Management
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
William F.     Vice          present: Professor of
Pounds         Chairman            Management,        1,283.522
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,
Baxter                             Baxter             127.120
                                   Associates, Inc.
Hans H. Estin  Trustee       present: Vice Chairman,
                                   North American     175.540
                                   Management Corp.
John A. Hill   Trustee       present: Chairman and
                                   Managing           469.744
                                   Director, First
                                   Reserve
                                   Corporation
Ronald J.      Trustee       present: Former
Jackson                            Chairman,          129.500
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul. L.       Trustee       present: Professor of      0 *
Joskow                             Economics and
                                   Management and
                                   Head of the
                                   Department of
                                   Economics at the
                                   Massachusetts
                                   Institute of
                                   Technology
Elizabeth T.   Trustee       present: President
Kennan                             Emeritus and       434.897
                                   Professor, Mount
                                   Holyoke College
Lawrence J.    Trustee and   present: President,
Lasser         Vice                Chief Executive    144.605
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and      0 *
Mullin, III                        Chief Executive
                                   Officer of
                                   Ridgeway Farm,
Robert E.      Trustee       present: Executive Vice
Patterson                          President and      918.448
                                   Director of
                                   Acquisitions,
                                   Cabot Partners
                                   Limited
                                   Partnership
Donald S.      Trustee       present: Director of
Perkins                            various            1,182.076
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Springs
                                   Industries, Inc.
                                   and Time Warner
                                   Inc.
George Putnam, Trustee       present: President, New
III                                Generation         2,081.712
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and
                                   Chief Executive    659.138
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and       0
Stephens                           Chief Executive
                                   Officer of
                                   MacMillian
                                   Bloedel Ltd.,
                                   Director of Mail-
                                   well Inc., Qwest
                                   Communications,
                                   The Eagle Picher
                                   Trust and New
                                   Century Energies
W. Nicholas    Trustee       present: Director of         0
Thorndike                          various
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Patricia C.    Senior Vice   present: Senior Vice         0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
William N.     Vice          present: Director and        0
Shiebler       President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   President and
                                   Director of
                                   Putnam Mutual
                                   Funds
Gordon H.      Vice          present: Director and        0
Silver         President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Paul M. O'Neil Vice          present: Vice President      0
               President           of Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
John D. Hughes Vice          present  Senior Vice         0
               President           President of the
               and                 Investment
               Treasurer           Management
                                   Company
Beverly Marcus Clerk and           N/A                    0
               Assistant
               Treasurer
Gary N. Coburn Vice          present  Senior              0
               President           Managing Director
                                   of Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
John R. Verani Vice          present  Senior Vice         0
               President           President of
                                   Putnam
                                   Investment, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
Kenneth J.     Vice          present  Senior Vice         0
Taubes         President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Management
William J.     Vice          present  Managing            0
Curtin         President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company

* A trustee of the Fund on November 6, 1997 and therefore did not own any shares of the Fund as of September 30, 1997.
     (2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining
     to the Fund's assets.  The Fund has        retained Putnam
     Investment Management, Inc., the investment adviser, to render investment advisory services, and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
              Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
              Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is September 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company
     Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company
     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937.
     Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $176 billion in assets in over 8 million shareholder accounts at the end of September, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is a subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  (as of the end of September,
     1997)

     1. Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                                    Amount of Capital
            Year                (Total Stockholders' Equity)

     End of 1992                    $42,618,341

     End of 1993                    $49,847,760

     End of 1994                    $48,149,491

     End of 1995                    $45,521,351

     End of 1996                    $45,817,658

(F)  Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

     Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

     In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

     The following officer of Investment Management Company has had primary responsibility for the day-to-day management of the Fund's portfolio since the years stated below:
                            (as of the end of September, 1997)
     Names      Year              Business Experience
                                (at least 5 years)
Michael Martino 199  Employed as an investment professional by
               4    Putnam Management since January 1994.
                   Prior to January, 1994, he was employed by Back Bay Advisors in the positions of Executive Vice President and Chief Investment Officer from 1992 to 1994, and Senior Vice President and Senior Portfolio Manager prior to 1992

                 (G) Information Concerning Major Stockholders As of the end of September, 1997, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

            (H) Information Concerning Officers and Employees The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company.
     For each named individual, the table lists: (i) any other
          organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii)
                        positions held with such organization:

      List of Officers and Directors of Putnam Investment
                       Management, Inc.
                                         (       as of September
30,
                             1997)
               Position with
               Putnam
     Name      Investment      Other Business Affiliation
               Management,
               Inc.
     Putnam,   Chairman        Chairman of Putnam Mutual
     George                    Funds Corp.
     Lasser,   President and
     Lawrence  Director
     J.
     Silver,   Director and    Putnam Fiduciary Trust
     Gordon H. Senior          Company
               Managing        Senior Administrative
               Director        Officer and Director of
                               Putnam Mutual Funds Corp.
     Burke,    Director and    Senior Managing Director of
     Robert W. Senior          Putnam Mutual Funds Corp.
               Managing
               Director
     Coburn,   Senior
     Gary N.   Managing
               Director
     Ferguson, Senior
     Ian C.    Managing
               Director
     Spiegel,  Director and    Senior Managing Director of
     Steven    Senior          Putnam Mutual Funds Corp.
               Managing
               Director
     Anderson, Managing
     Blake E.  Director
     Bankart,  Managing
     Alan J.   Director
     Bogan,    Managing
     Thomas    Director
     Browchuk, Managing
     Brett     Director
     Collman,  Managing        Managing Director of Putnam
     Kathleen  Director        Mutual Funds Corp.
     M.
     Curtin,   Managing
     William   Director
     J.

     D'Alelio, Managing
     Edward H. Director
     DeTore,   Managing        Managing Director of Putnam
     John A.   Director        Fiduciary Trust Company
     Durgarian Managing        Director and Managing
     , Karnig  Director        Director of Putnam Fiduciary
     H.                        Trust Company
     Esteves,  Senior
     Irene M.  Managing
               Director
     Hurley,   Managing        Managing Director of Putnam
     William   Director        Mutual Funds Corp.
     J.
     Jacobs,   Managing
     Jerome J. Director
     Kearney,  Managing        Managing Director of Putnam
     Mary E.   Director        Mutual Funds Corp.
     Kohli, D. Managing
     William   Director
     Kreisel,  Managing
     Anthony   Director
     I.
     Landes,   Managing
     William   Director
     J.
     Maloney,  Managing
     Kevin J.  Director
     Martino,  Managing
     Michael   Director
     Maxwell,  Managing
     Scott M.  Director
     McGue,    Managing
     William   Director
     F.
     McMullen, Managing
     Carol C.  Director
     Miller,   Managing
     Daniel L. Director
     Montgomer Managing
     y,        Director
     Kenneth
     Morgan    Managing        Managing Director of Putnam
     Jr., John Director        Fiduciary Trust Company
     J.
     O'Donnell Managing
     Jr., C.   Director
     Patrick
     Peacher,  Managing
     Stephen   Director
     C.
     Porter,   Managing
     Charles   Director
     E.
     Reilly,   Managing
     Thomas V. Director
     Scott,    Managing        Managing Director of Putnam
     Justin M. Director        Fiduciary Trust Company
     Talanian, Managing        Managing Director of Putnam
     John C.   Director        Mutual Funds Corp.
     Woolverto Managing        Managing Director of Putnam
     n,        Director        Mutual Funds Corp.
     William
     H.
     Asher,    Senior Vice     Senior Vice President of
     Steven E. President       Putnam Mutual Funds Corp.
     Baumback, Senior Vice
     Robert K. President
     Beck,     Senior Vice
     Robert R. President
     Bousa,    Senior Vice
     Edward P. President
     Bresnahan Senior Vice     Senior Vice President of
     , Leslee  President       Putnam Mutual Funds Corp.
     R.
     Burns,    Senior Vice
     Cheryl A. President
     Cassaro,  Managing
     Joseph A. Director
     Chapman,  Senior Vice
     Susan     President
     Cotner,   Senior Vice
     Beth C.   President
     Curran,   Senior Vice     Senior Vice President of
     J. Peter  President       Putnam Mutual Funds Corp.
     Dalferro, Senior Vice
     John R.   President
     Daly,     Senior Vice     Senior Vice President of
     Kenneth   President       Putnam Mutual Funds Corp.
     L.
     England,  Senior Vice
     Richard   President
     B.
     Fitzgeral Senior Vice
     d,        President
     Michael
     T.
     Flaherty, Senior Vice     Senior Vice President of
     Patricia  President       Putnam Mutual Funds Corp.
     C.
     Francis,  Senior Vice
     Jonathan  President
     H.
     Frucci,   Senior Vice     Senior Vice President of
     Richard   President       Putnam Fiduciary Trust
     M.                        Company
     Fullerton Senior Vice     Senior Vice President of
     , Brian   President       Putnam Mutual Funds Corp.
     J.
     Gillis,   Managing
     Roland    Director
     Goodwin,  Senior Vice
     Kim C.    President
     Grant, J. Senior Vice     Senior Vice President of
     Peter     President       Putnam Fiduciary Trust
                               Company
     Grim,     Senior Vice
     Daniel J. President
     Haagensen Senior Vice
     , Paul E. President
     Halperin, Senior Vice
     Matthew   President
     C.
     Han,      Senior Vice
     Billy P.  President
     Healey,   Senior Vice
     Deborah   President
     R.
     Joseph,   Senior Vice
     Joseph P. President
     Joyce,    Senior Vice     Senior Vice President of
     Kevin M.  President       Putnam Mutual Funds Corp.
     Kamshad,  Senior Vice
     Omid      President
     Kay,      Senior Vice     Clerk, Director and Senior
     Karen R.  President       Vice President of Putnam
                               Fiduciary Trust Company
     King,     Managing
     David L.  Director
     Kirson,   Senior Vice
     Steven L. President
     Leichter, Senior Vice
     Jennifer  President
     E.
     Lindsey,  Senior Vice
     Jeffrey   President
     R.
     Lukens,   Senior Vice
     James W.  President
     Manning,  Senior Vice
     Howard K. President
     Matteis,  Senior Vice
     Andrew S. President
     McAuley,  Senior Vice
     Alexander President
     J.
     McDonald, Senior Vice
     Richard   President
     E.
     Meehan,   Senior Vice
     Thalia    President
     Mikami,   Senior Vice
     Darryl    President
     Mockard,  Senior Vice
     Jeanne L. President
     Morgan,   Senior Vice
     Kelly A.  President
     Mufson,   Senior Vice
     Michael   President
     J.
     Mullin,   Senior Vice
     Hugh H.   President
     Netols,   Senior Vice     Senior Vice President of
     Jeffrey   President       Putnam Fiduciary Trust
     W.                        Company
     Nguyen,   Senior Vice
     Triet M.  President
     Paine,    Senior Vice
     Robert M. President
     Pohl,     Senior Vice
     Charles   President
     G.
     Pollard,  Senior Vice
     Mark D.   President
     Powers,   Senior Vice
     Neil J.   President
     Quinton,  Senior Vice
     Keith P.  President
     Ray,      Senior Vice
     Christoph President
     er A.
     Reeves,   Senior Vice
     William   President
     H.
     Regan,    Senior Vice
     Anthony   President
     W.
     Rosalanko Senior Vice
     , Thomas  President
     J.
     Ruys de   Senior Vice     Senior Vice President of
     Perez,    President       Putnam Fiduciary Trust
     Charles                   Company
     A.
     Schwister Senior Vice     Senior Vice President of
     , Jay E.  President       Putnam Fiduciary Trust
                               Company
     Senter,   Senior Vice     Senior Vice President of
     Max S.    President       Putnam Fiduciary Trust
                               Company
     Simon,    Senior Vice
     Sheldon   President
     N.
     Smith     Senior Vice
     Jr., Leo  President
     J.
     Smith,    Senior Vice
     Margaret  President
     D.
     Storkerso Senior Vice     Senior Vice President of
     n, John   President       Putnam Fiduciary Trust
     K.                        Company
     Strumpf,  Senior Vice
     Casey     President
     Sullivan, Senior Vice
     Roger R.  President
     Swanberg, Senior Vice
     Charles   President
     H.
     Swift,    Senior Vice
     Robert    President
     Taubes,   Senior Vice     Senior Vice President of
     Kenneth   President       Putnam Fiduciary Trust
     J.                        Company
     Thomas,   Senior Vice
     David K.  President
     Thomsen,  Senior Vice     Senior Vice President of
     Rosemary  President       Putnam Fiduciary Trust
     H.                        Company
     Tibbetts, Senior Vice     Senior Vice President of
     Richard   President       Putnam Mutual Funds Corp.
     B.
     Till,     Senior Vice
     Hilary F. President
     Van       Senior Vice
     Vleet,    President
     Charles
     C.
     Verani,   Senior Vice     Senior Vice President of
     John R.   President       Putnam Fiduciary Trust
                               Company
     Weinstein Senior Vice
     , Michael President
     R.
     Weiss,    Senior Vice
     Man       President
     vuel
     Schultz,  Senior Vice
     Mitchell  President
     D.
     Wheeler,  Senior Vice
     Diane     President
     D.F.
     Wyke,     Senior Vice
     Richard   President
     P.
     Zukowski, Senior Vice
     Gerald S. President
     Haslett,  Managing
     Thomas R. Director
     Zieff,    Managing
     William   Director
     Svensson, Senior Vice
     Lisa A.   President
     Waldman,  Senior Vice
     David L.  President
     Atkin,    Senior Vice
     Michael   President
     J.
     Bakshi,   Senior Vice
     Manjit S. President
     Bamford,  Senior Vice
     Dolores   President
     Snyder
     Cronin,   Senior Vice     Senior Vice President of
     Kevin M.  President       Putnam Fiduciary Trust
                               Company
     Holding,  Senior Vice
     Pamela    President
     Kobylarz, Senior Vice
     Jeffrey,  President
     J.
     Koontz,   Senior Vice     Senior Vice President of
     Jill A.   President       Putnam Mutual Funds Corp.
     Korn,     Senior Vice
     Karen A.  President
     Kuenstner Senior Vice
     , Deborah President
     F.
     Madore,   Senior Vice     Senior Vice President of
     Robert A. President       Putnam Fiduciary Trust
                               Company
     Malloy,   Senior Vice
     Julie M.  President
     Minn,     Senior Vice
     Seung, H. President
     Oler,     Senior Vice
     Stephen   President
     S.
     Perry,    Senior Vice
     William   President
     Peters,   Senior Vice
     Carmel    President
     Santos,   Senior Vice     Senior Vice President of
     David J.  President       Putnam Fiduciary Trust
                               Company
     Scordato, Senior Vice     Senior Vice President of
     Christine President       Putnam Mutual Funds Corp.
     A.
     Silk,     Senior Vice
     David M.  President
     Stairs,   Senior Vice
     George W. President
     Troped,   Senior Vice     Senior Vice President of
     Bonnie L. President       Putnam Mutual Funds Corp.
     Whalen,   Senior Vice     Senior Vice President of
     Edward F. President       Putnam Mutual Funds Corp.
     Yogg,     Senior Vice
     Michael   President
     R.

     (I) Summary of Business Lines and Business Operation Investment Management Company is engaged in the business of providing investment management and investment
     advisory services to mutual funds.  As of        the end of
    September, 1997, Investment Management Company managed,
   advised, and/or administered the following        99 funds and
    fund portfolios (having an aggregate net asset value of
               approximately $       176.28 billion):









                                                    As of the
                    end of September, 1997
          Name           Month/D Principa  Total   Net

                           ate/     l       Net   Asset
                           Year  Characte  Asset  Value
                         Establi ristics   Value   per
                           shed             ($    share
                                          millio   ($)
                                            n)

The George Putnam Fund   11/5/37 Open/Equ  2,672. 18.93
of Boston; A                     ity            0
The George Putnam Fund   4/24/92 Open/Equ   940.0 18.81
of Boston; B                     ity
The George Putnam Fund   12/1/94 Open/Equ   362.1 18.96
of Boston; M                     ity
The George Putnam Fund    1/1/94 Open/Equ    10.4 18.81
of Boston; Y                     ity
Putnam Arizona Tax       1/30/91 Open/Bon    13.5  9.20
Exempt Income Fund; A            d
Putnam Arizona Tax       7/15/93 Open/Bon    29.4  9.19
Exempt Income Fund; B            d
Putnam Arizona Tax        7/3/95 Open/Bon     0.6  9.21
Exempt Income Fund; M            d
Putnam American           3/1/85 Open/Bon  1,554.  8.65
Government Income Fund;          d              6
A
Putnam American          5/20/94 Open/Bon     2.8  8.35
Government Income Fund;          d
B
Putnam American          2/14/95 Open/Bon     1.2  8.66
Government Income Fund;          d
M
Putnam Asia Pacific      2/20/91 Open/Equ   530.1 13.57
Growth Fund; A                   ity
Putnam Asia Pacific       6/1/93 Open/Equ   202.0 13.34
Growth Fund; B                   ity
Putnam Asia Pacific       2/1/95 Open/Equ    10.8 13.46
Growth Fund; M                   ity
Putnam Asset Allocation:  2/7/94 Open/Bal   680.2 12.28
Balanced Portfolio; A            anced
Putnam Asset Allocation: 2/11/94 Open/Bal   442.0 12.23
Balanced Portfolio; B            anced
Putnam Asset Allocation:  9/1/94 Open/Bal    70.7 12.18
Balanced Portfolio; C            anced
Putnam Asset Allocation:  2/6/95 Open/Bal    44.2 12.27
Balanced Portfolio; M            anced
Putnam Asset Allocation: 7/14/94 Open/Bal   232.0 12.29
Balanced Portfolio; Y            anced
Putnam Asset Allocation:  2/7/94 Open/Bal   295.6 10.62
Conservative Portfolio;          anced
A
Putnam Asset Allocation: 2/18/94 Open/Bal   138.5 10.58
Conservative Portfolio;          anced
B
Putnam Asset Allocation:  9/1/94 Open/Bal    29.1 10.56
Conservative Portfolio;          anced
C
Putnam Asset Allocation:  2/7/95 Open/Bal    12.7 10.59
Conservative Portfolio;          anced
M
Putnam Asset Allocation: 7/14/94 Open/Bal    18.8 10.62
Conservative Portfolio;          anced
Y
Putnam Asset Allocation:  2/8/94 Open/Bal   485.5 13.64
Growth Portfolio; A              anced
Putnam Asset Allocation: 2/16/94 Open/Bal   357.1 13.47
Growth Portfolio; B              anced
Putnam Asset Allocation:  9/1/94 Open/Bal    68.4 13.38
Growth Portfolio; C              anced
Putnam Asset Allocation:  2/1/95 Open/Bal    34.4 13.49
Growth Portfolio; M              anced
Putnam Asset Allocation: 7/14/94 Open/Bal   233.4 13.72
Growth Portfolio; Y              anced
Putnam Balanced          4/19/85 Open/Bal   595.1 11.72
Retirement Fund; A               anced
Putnam Balanced           2/1/94 Open/Bal    79.5 11.64
Retirement Fund; B               anced
Putnam Balanced          3/17/95 Open/Bal     8.2 11.68
Retirement Fund; M               anced
Putnam California Tax    4/29/83 Open/Bon  3,089.  8.70
Exempt Income Fund; A            d              4
Putnam California Tax     1/4/93 Open/Bon   573.4  8.70
Exempt Income Fund; B            d
Putnam California Tax    2/14/95 Open/Bon    13.9  8.70
Exempt Income Fund; M            d
Putnam VT Asia Pacific    5/1/95 Open/Equ    12.9 10.93
Growth Fund                      ity
Putnam VT Diversified    9/15/93 Open/Bon   183.1 10.51
Income Fund                      d
Putnam VT Global Growth   5/1/90 Open/Equ  1,726. 19.39
Fund                             ity            2
Putnam VT  Global Asset   2/1/88 Open/Bal   949.2 18.77
Allocation Fund                  anced
Putnam VT Growth and      2/1/88 Open/Bal  1,940. 14.17
Income Fund                      anced          4
Putnam VT High Yield      2/1/88 Open/Bon   970.9 13.43
Fund                             d
Putnam VT Money Market    2/1/88 Open/Bon   420.8  1.00
Fund                             d
Putnam VT New             5/2/94 Open/Equ  2,466. 21.12
Opportunities Fund               ity            4
Putnam VT U.S.            2/1/88 Open/Bon   762.0 12.94
Government and High              d
Quality Bond Fund
Putnam VT Utilities       5/1/92 Open/Bal   720.1 15.11
Growth and Income Fund           anced
Putnam VT Voyager Fund    2/1/88 Open/Equ  4,405. 38.64
                                 ity            5
Putnam Capital            8/5/93 Open/Equ   843.9 22.29
Appreciation Fund; A             ity
Putnam Capital           11/2/94 Open/Equ   883.0 22.03
Appreciation Fund; B             ity
Putnam Capital           1/22/96 Open/Equ    65.0 22.08
Appreciation Fund; M             ity
Putnam Convertible       6/29/72 Open/Bal  1,185. 23.87
Income-Growth Trust; A           anced          3
Putnam Convertible       7/15/93 Open/Bal   258.6 23.67
Income-Growth Trust; B           anced
Putnam Convertible       3/13/95 Open/Bal    14.5 23.74
Income-Growth Trust; M           anced
Putnam Diversified        7/1/94 Open/Equ   250.1 14.40
Equity Trust; A                  ity
Putnam Diversified        7/2/94 Open/Equ   308.5 14.26
Equity Trust; B                  ity
Putnam Diversified        7/3/95 Open/Equ    22.6 14.32
Equity Trust; M                  ity
Putnam Diversified       10/3/88 Open/Bon  2,105. 12.70
Income Trust; A                  d              5
Putnam Diversified        3/1/93 Open/Bon  2,367. 12.65
Income Trust; B                  d              9
Putnam Diversified       12/1/94 Open/Bon   512.4 12.67
Income Trust; M                  d
Putnam Diversified       7/11/96 Open/Bon    19.7 12.70
Income Trust ; Y                 d
Putnam Equity Income     6/15/77 Open/Bal   838.1 15.98
Fund; A                          anced
Putnam Equity Income     9/13/93 Open/Bal   441.2 15.91
Fund; B                          anced
Putnam Equity Income     12/2/94 Open/Bal    46.9 15.91
Fund; M                          anced
Putnam Europe Growth      9/7/90 Open/Equ   404.2 20.52
Fund; A                          ity
Putnam Europe Growth      2/1/94 Open/Equ   323.3 20.05
Fund; B                          ity
Putnam Europe Growth     12/1/94 Open/Equ    19.5 20.37
Fund; M                          ity
Putnam Florida Tax       8/24/90 Open/Bon   234.3  9.36
Exempt Income Fund; A            d
Putnam Florida Tax        1/4/93 Open/Bon    63.1  9.35
Exempt Income Fund; B            d
Putnam Florida Tax        5/1/95 Open/Bon     1.5  9.35
Exempt Income Fund; M            d
Putnam Federal Income     6/2/86 Open/Bon   367.7 10.12
Trust; A                         d
Putnam Federal Income     6/6/94 Open/Bon    11.6 10.08
Trust; B                         d
Putnam Federal Income    4/12/95 Open/Bon     0.9 10.12
Trust; M                         d
Putnam Global             6/1/87 Open/Bon   321.9 13.96
Governmental Income              d
Trust; A
Putnam Global             2/1/94 Open/Bon    41.9 13.93
Governmental Income              d
Trust; B
Putnam Global            3/17/95 Open/Bon     2.5 13.91
Governmental Income              d
Trust; M
Putnam Global Growth      9/1/67 Open/Equ  2,230. 12.99
Fund; A                          ity            5
Putnam Global Growth     4/27/92 Open/Equ  1,804. 12.58
Fund; B                          ity            9
Putnam Global Growth      3/1/95 Open/Equ    46.8 12.89
Fund; M                          ity
Putnam Global Growth     6/15/94 Open/Equ    50.4 13.17
Fund; Y                          ity
Putnam Growth and Income  1/5/95 Open/Bal  1,025. 15.07
Fund II; A                       anced          3
Putnam Growth and Income  1/5/95 Open/Bal  1,224. 14.98
Fund II; B                       anced          6
Putnam Growth and Income  1/5/95 Open/Bal   150.2 15.01
Fund II; M                       anced
The Putnam Fund for      11/6/57 Open/Bal  17,049 21.91
Growth and Income; A             anced         .4
The Putnam Fund for      4/27/92 Open/Bal  14,011 21.69
Growth and Income; B             anced         .0
The Putnam Fund for       5/1/95 Open/Bal   347.4 21.81
Growth and Income; M             anced
The Putnam Fund for      6/15/94 Open/Bal   463.7 21.93
Growth and Income; Y             anced
Putnam High Yield        3/25/86 Open/Bon  1,392. 10.08
Advantage Fund; A                d              9
Putnam High Yield        5/16/94 Open/Bon  1,052. 10.04
Advantage Fund; B                d              0
Putnam High Yield        12/1/94 Open/Bon  1,540. 10.07
Advantage Fund; M                d              8
Putnam High Yield Trust; 2/14/78 Open/Bon  3,326. 13.17
A                                d              7
Putnam High Yield Trust;  3/1/93 Open/Bon  1,251. 13.12
B                                d              3
Putnam High Yield Trust;  7/3/95 Open/Bon    23.7 13.16
M                                d
Putnam Health Sciences   5/28/82 Open/Equ  1,833. 60.11
Trust; A                         ity            2
Putnam Health Sciences    3/1/93 Open/Equ   637.6 58.69
Trust; B                         ity
Putnam Health Sciences    7/3/95 Open/Equ    26.9 39.71
Trust; M                         ity
Putnam Income Fund; A    11/1/54 Open/Bon  1,270.  7.14
                                 d              6
Putnam Income Fund; B     3/1/93 Open/Bon   396.1  7.11
                                 d
Putnam Income Fund; M    12/14/9 Open/Bon   197.7  7.11
                            4    d
Putnam Income Fund; Y    2/12/94 Open/Bon   142.5  7.15
                                 d
Putnam Intermediate U.S. 2/16/93 Open/Bon   133.5  4.89
Government Income Fund;          d
A
Putnam Intermediate U.S. 2/16/93 Open/Bon    65.2  4.89
Government Income Fund;          d
B
Putnam Intermediate U.S.  4/3/95 Open/Bon     6.0  4.90
Government Income Fund;          d
M
Putnam International New  1/3/95 Open/Equ   873.5 13.60
Opportunities Fund; A            ity
Putnam International New 7/21/95 Open/Equ  1,079. 13.45
Opportunities Fund; B            ity            7
Putnam International New 7/21/95 Open/Equ    91.8 13.51
Opportunities Fund; M            ity
Putnam Investors Fund; A 12/1/25 Open/Equ  1,856. 11.99
                                 ity            8
Putnam Investors Fund; B  3/1/93 Open/Equ   333.8 11.61
                                 ity
Putnam Investors Fund; M 12/2/94 Open/Equ    30.8 11.85
                                 ity
Putnam Investors Fund; Y 11/30/9 Open/Equ    21.2 12.01
                            6    ity
Putnam Massachusetts Tax 10/23/8 Open/Bon   286.7  9.53
Exempt Income Fund; A       9    d
Putnam Massachusetts Tax 7/15/93 Open/Bon    92.8  9.52
Exempt Income Fund; B            d
Putnam Massachusetts Tax 5/12/95 Open/Bon     2.3  9.52
Exempt Income Fund; M            d
Putnam Michigan Tax      10/23/8 Open/Bon   144.3  9.30
Exempt Income Fund; A       9    d
Putnam Michigan Tax      7/15/93 Open/Bon    36.5  9.29
Exempt Income Fund; B            d
Putnam Michigan Tax      4/17/95 Open/Bon     1.0  9.30
Exempt Income Fund; M            d
Putnam Minnesota Tax     10/23/8 Open/Bon   101.9  9.12
Exempt Income Fund; A       9    d
Putnam Minnesota Tax     7/15/93 Open/Bon    38.7  9.09
Exempt Income Fund; B            d
Putnam Minnesota Tax      4/3/95 Open/Bon     1.5  9.12
Exempt Income Fund; M            d
Putnam Money Market      10/1/76 Open/Bon  2,038.  1.00
Fund; A                          d              8
Putnam Money Market      4/27/92 Open/Bon   402.4  1.00
Fund; B                          d
Putnam Money Market      12/8/94 Open/Bon    53.9  1.00
Fund; M                          d
Putnam Municipal Income  5/22/89 Open/Bon   816.5  9.17
Fund; A                          d
Putnam Municipal Income   1/4/93 Open/Bon   488.0  9.16
Fund; B                          d
Putnam Municipal Income  12/1/94 Open/Bon    13.0  9.17
Fund; M                          d
Putnam New Jersey Tax    2/20/90 Open/Bon   227.0  9.22
Exempt Income Fund; A            d
Putnam New Jersey Tax     1/4/93 Open/Bon    87.4  9.21
Exempt Income Fund; B            d
Putnam New Jersey Tax     5/1/95 Open/Bon     0.7  9.22
Exempt Income Fund; M            d
Putnam New York Tax       9/2/83 Open/Bon  1,757.  9.02
Exempt Income Fund; A            d              9
Putnam New York Tax       1/4/93 Open/Bon   227.5  9.00
Exempt Income Fund; B            d
Putnam New York Tax      4/10/95 Open/Bon     2.0  9.02
Exempt Income Fund; M            d
Putnam New York Tax      11/7/90 Open/Bon   166.4  9.10
Exempt Opportunities             d
Fund; A
Putnam New York Tax       2/1/94 Open/Bon    56.2  9.09
Exempt Opportunities             d
Fund; B
Putnam New York Tax      2/10/95 Open/Bon     2.4  9.08
Exempt Opportunities             d
Fund; M
Putnam Global Natural    7/24/80 Open/Equ   249.8 22.82
Resources Fund; A                ity
Putnam Global Natural     2/1/94 Open/Equ   151.3 22.57
Resources Fund; B                ity
Putnam Global Natural     7/3/95 Open/Equ     9.3 22.76
Resources Fund; M                ity
Putnam New Opportunities 8/31/90 Open/Equ  8,351. 49.62
Fund; A                          ity            1
Putnam New Opportunities  3/1/93 Open/Equ  6,998. 47.98
Fund; B                          ity            0
Putnam New Opportunities 12/1/94 Open/Equ   381.9 48.93
Fund; M                          ity
Putnam New Opportunities 7/19/94 Open/Equ   307.6 50.03
Fund; Y                          ity
Putnam Ohio Tax Exempt   10/23/8 Open/Bon   185.0  9.18
Income Fund; A              9    d
Putnam Ohio Tax Exempt   7/15/93 Open/Bon    50.7  9.17
Income Fund; B                   d
Putnam Ohio Tax Exempt    4/3/95 Open/Bon     1.2  9.18
Income Fund; M                   d
Putnam OTC & Emerging    11/1/82 Open/Equ  2,434. 17.22
Growth Fund; A                   ity            2
Putnam OTC & Emerging    7/15/93 Open/Equ  1,239. 16.58
Growth Fund; B                   ity            8
Putnam OTC & Emerging    12/2/94 Open/Equ   201.5 16.94
Growth Fund; M                   ity
Putnam OTC & Emerging    7/12/96 Open/Equ   110.3 17.30
Growth Fund; Y                   ity
Putnam International     2/28/91 Open/Equ   993.9 18.69
Growth Fund; A                   ity
Putnam International      6/1/94 Open/Equ   690.5 18.39
Growth Fund; B                   ity
Putnam International     12/1/94 Open/Equ    81.4 18.57
Growth Fund; M                   ity
Putnam International     7/12/96 Open/Equ   107.9 18.73
Growth Fund; Y                   ity
Putnam Pennsylvania Tax  7/21/89 Open/Bon   189.9  9.43
Exempt Income Fund; A            d
Putnam Pennsylvania Tax  7/15/93 Open/Bon    81.5  9.42
Exempt Income Fund; B            d
Putnam Pennsylvania Tax   7/3/95 Open/Bon     1.1  9.44
Exempt Income Fund; M            d
Putnam Preferred Income   1/4/84 Open/Bon   115.4  9.00
Fund; A                          d
Putnam Preferred Income  4/20/95 Open/Bon     7.9  8.98
Fund; M                          d
Putnam Tax - Free Income 9/20/93 Open/Bon   213.1 15.35
Trust                            d
Tax - Free High Yield
Fund; A
Putnam Tax - Free Income  9/9/85 Open/Bon   336.6 15.37
Trust                            d
Tax - Free High Yield
Fund B
Putnam Tax - Free Income 12/29/9 Open/Bon     1.3 15.35
Trust                       4    d
Tax - Free High Yield
Fund M
Putnam Tax - Free Income 9/30/93 Open/Bon   613.5 14.46
Trust                            d
Tax - Free Insured Fund;
A
Putnam Tax - Free Income  9/9/85 Open/Bon  1,391. 14.47
Trust                            d              5
Tax - Free Insured Fund;
B
Putnam Tax - Free Income  6/1/95 Open/Bon    17.8 14.46
Trust                            d
Tax - Free Insured Fund;
M
Putnam Tax Exempt Income 12/31/7 Open/Bon  2,074.  9.12
Fund; A                     6    d              4
Putnam Tax Exempt Income  1/4/93 Open/Bon   245.6  9.12
Fund; B                          d
Putnam Tax Exempt Income 2/16/95 Open/Bon     8.3  9.14
Fund; M                          d
Putnam Tax Exempt Money  10/26/8 Open/Bon    92.4  1.00
Market Fund                 7    d
Putnam U.S. Government    2/8/84 Open/Bon  2,153. 13.01
Income Trust; A                  d              7
Putnam U.S. Government   4/27/92 Open/Bon  1,292. 12.96
Income Trust; B                  d              7
Putnam U.S. Government    2/6/95 Open/Bon     7.9 13.00
Income Trust; M                  d
Putnam U.S. Government   4/11/94 Open/Bon     6.1 13.00
Income Trust; Y                  d
Putnam Utilities Growth  11/19/9 Open/Bal   644.0 12.49
and Income Fund; A          0    anced
Putnam Utilities Growth  4/27/92 Open/Bal   661.6 12.44
and Income Fund; B               anced
Putnam Utilities Growth   3/1/95 Open/Bal     9.6 12.48
and Income Fund; M               anced
Putnam Vista Fund; A      6/3/68 Open/Equ  2,747. 12.91
                                 ity            8
Putnam Vista Fund; B      3/1/93 Open/Equ  1,300. 12.45
                                 ity            4
Putnam Vista Fund; M     12/1/94 Open/Equ   104.8 12.72
                                 ity
Putnam Vista Fund; Y     3/28/95 Open/Equ   250.9 13.01
                                 ity
Putnam Voyager Fund II;  4/14/93 Open/Equ   517.2 19.21
A                                ity
Putnam Voyager Fund II;  10/2/95 Open/Equ   477.6 18.92
B                                ity
Putnam Voyager Fund II;  10/2/95 Open/Equ    55.4 19.03
M                                ity
Putnam Voyager Fund; A    4/1/96 Open/Equ  11,637 20.09
                                 ity           .3
Putnam Voyager Fund; B   4/27/92 Open/Equ  5,964. 19.12
                                 ity            6
Putnam Voyager Fund; M   12/1/94 Open/Equ   224.3 19.79
                                 ity
Putnam Voyager Fund; Y    4/1/94 Open/Equ  1,094. 20.32
                                 ity            0
Putnam California        11/27/9 Closed/B    87.1 18.90
Investment Grade            2    ond
Municipal Trust
Putnam Convertible       6/29/95 Closed/B   106.9 28.86
Opportunities and Income         ond
Trust
Putnam Dividend Income   9/28/89 Closed/B   125.5 11.60
Fund                             ond
Putnam High Income        7/9/87 Closed/B   140.6 10.50
Convertible and Bond             ond
Fund
Putnam Intermediate       6/2788 Closed/B   534.6  8.31
Government Income Trust          ond
Putnam Investment Grade  10/26/8 Closed/B   387.9 18.82
Municipal Trust             9    ond
Putnam Investment Grade  11/27/9 Closed/B   253.1 18.95
Municipal Trust II          2    ond
Putnam Investment Grade  11/29/9 Closed/B    63.3 15.79
Municipal Trust III         3    ond
Putnam Managed High      6/25/93 Closed/B   111.8 14.89
Yield Trust                      ond
Putnam Managed Municipal 2/24/89 Closed/B   629.3 13.73
Income Trust                     ond
Putnam Master Income     12/28/8 Closed/B   497.2  9.36
Trust                       7    ond
Putnam Master            4/29/88 Closed/B   337.7  8.79
Intermediate Income              ond
Trust
Putnam Municipal         5/28/93 Closed/B   346.7 21.46
Opportunities Trust              ond
Putnam New York          11/27/9 Closed/B    49.9 17.53
Investment Grade            2    ond
Municipal Trust
Putnam Premier Income    2/29/88 Closed/B  1,254.  8.94
Trust                            ond            2
Putnam Tax - Free Heath  6/29/92 Closed/B   205.3 14.87
Care Fund                        ond
Putnam American          10/2/95 Open/Equ    78.1 13.18
Renaissance Fund; A              ity
Putnam Diversified       2/19/95 Open/Bon    49.0  8.78
Income Trust II; A               d
Putnam Diversified       2/19/96 Open/Bon    70.5  8.78
Income Trust II; B               d
Putnam Diversified       2/19/96 Open/Bon     8.2  8.78
Income Trust II; M               d
Putnam Equity Fund 97    12/30/9 Open/Equ   N/A    N/A
                            6    ity
Putnam High Yield Total   1/1/97 Open/Bon    12.9  9.22
Return Fund; A                   d
Putnam High Yield Total   1/1/97 Open/Bon    14.7  9.20
Return Fund; B                   d
Putnam High Yield Total   1/1/97 Open/Bon     1.7  9.22
Return Fund; M                   d
Putnam VT International   1/1/97 Open/Bal   181.5 12.32
Growth and Income                anced
Putnam VT International   1/1/97 Open/Equ   109.4 10.97
New Opportunities Fund           ity
Putnam VT International   1/1/97 Open/Equ   127.9 12.21
Growth Fund                      ity
Putnam Balanced Fund     10/2/95 Open/Bal     2.8 11.92
                                 anced
Putnam Emerging Markets  10/2/95 Open/Equ    49.6 10.94
Fund; A                          ity
Putnam Emerging Markets  10/2/95 Open/Equ    42.4 11.54
Fund; B                          ity
Putnam Emerging Markets  10/2/95 Open/Equ     4.7 11.56
Fund; M                          ity
Putnam California Tax    10/26/8 Open        45.1  1.00
Exempt Money Market Fund    7
Putnam High Yield        5/25/89 Closed     246.3 11.31
Municipal Trust
Putnam New York Tax      10/26/8 Open        38.1  1.00
Exempt Money Market Fund    7
Putnam International      8/1/96 Open       254.3 11.43
Growth and Income Fund;
A
Putnam International      8/1/96 Open       261.9 11.38
Growth and Income Fund;
B
Putnam International      8/1/96 Open        26.4 11.41
Growth and Income Fund;
M
Putnam Research Fund     10/2/95 Open        11.0 13.85
Putnam New Value Fund;    1/3/95 Open       447.6 14.90
A
Putnam New Value Fund;   2/26/96 Open       431.7 14.86
B
Putnam New Value Fund;   2/26/96 Open        48.9 14.87
M
Putnam Global Growth and  1/3/95 Open         2.9 12.50
Income Fund
Putnam International     12/28/9 Open         3.9 10.34
Fund                        5
Putnam Japan Fund        12/28/9 Open         2.8  6.45
                            5
Putnam International     12/28/9 Open        47.2 12.30
Voyager Fund;  A            5
Putnam International     10/30/9 Open        39.8 12.23
Voyager Fund;  B            6
Putnam International     10/30/9 Open         4.5 12.25
Voyager Fund;  M            6
Putnam VT New Value Fund  1/2/97 Open       166.1 12.20
Putnam VT Vista Fund      1/2/97 Open       137.3 12.34


                       (J) Miscellaneous

            1.   Election and Removal of Directors
             Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with
      Articles of Organization and By-Laws of Investment
                      Management Company.

               2.   Election and Removal of Officers
          Officers are elected by the Board of Directors.  The
   Board of Directors may remove any officer without cause.

        3.   Supervision by SEC of Changes in Directors and
                       Certain Officers
           Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
          Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such
      directors and officers have willfully violated any
           provision of the federal securities law.

   4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

          a.   Articles of Organization of Investment
         Management Company may be amended, under the
        General Corporation Law of The Commonwealth of
          Massachusetts, by appropriate shareholders'
                             vote.

         b.   Under the General Corporation Law of The
          Commonwealth of Massachusetts, transfer of
            business requires a vote of 2/3 of the
            stockholders entitled to vote thereon.

       c.   Investment Management Company has no direct
                         subsidiaries.

                       5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or
   Investment Management Company within the six-month period preceding the filing of this Registration Statement.


          III. OUTLINE OF THE OTHER RELATED COMPANIES

   (A)  Putnam Fiduciary Trust Company (the Transfer Agent,
           Shareholder Service Agent and Custodian)
                     (1) Amount of Capital
          U.S.$37,573,000 as of the end of September, 1997
                 (2)  Description of Business
         Putnam Fiduciary Trust Company is a Massachusetts
       trust company and is a wholly-owned subsidiary of
      Putnam Investments, Inc., parent of Putnam.  Putnam
       Fiduciary Trust Company has been providing paying
        agent and shareholder service agent services to
          mutual funds, including the Fund, since its
          inception and custody services since 1990.
      (3)  Outline of Business Relationship with the Fund
          Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

  (B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
                     (1) Amount of Capital
         U.S.$164,408,000 as of the end of September, 1997
                 (2)  Description of Business
             Putnam Mutual Funds Corp. is the Principal
      Underwriter of the shares of Putnam Funds including
                           the Fund.
      (3)  Outline of Business Relationship with the Fund
           Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

  (C)  Kokusai Securities Co., Ltd. (Distributor in Japan and
                   Agent Securities Company)
                    (1)  Amount of Capital
          Yen55.5 billion as of the end of September, 1997
                 (2)  Description of Business
          Kokusai is a diverisified securities company in Japan. Also, it engages in handling the sales and repurchase of the Fund Units as the Designated Securities Company for the investment trust funds of
      Kokusai Investment Trust Management Co., Ltd., and as the Underwriting Company and the Agent Securities
       Company for Korea Sunrise Fund, Fresh Korea Fund, Keystone Bond Fund '95, Keystone Bond Fund II '95, Keystone Bond Fund III '95, Keystone Global Trust -
      Keystone Bond Fund IV '95, International Bond Index
            Fund, Fidelity Special Growth Fund, ACM
       International Healthcare Fund, European and Asian
     Fund, Putnam High Yield Advantage Fund, ACM American Growth Portfolio, ACM Global Growth Trend Portfolio, Keystone Small Company Growth Fund S-4, Asia Network
      Growth Fund and Keystone Global Oppourtunities Fund
        and as the Underwriting Company for AGF Growth
      Equity Fund Limited, G.T. Investment Fund, Sci/Tech
         S.A. and Morgan Stanley Money Market Family.
    (3) The Company acts as a Distributor in Japan and Agent Securities Company for the Fund in connection with the offering of shares in Japan.

                  (D)  Capital Relationships
           100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

           (E)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                                          (       as of the
filing
                             date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman,       Chairman and         None
     Putnam    Trustee and     Director
               President
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President and   President
     Flaherty  Treasurer
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     Gary N.   Vice President  Senior               None
     Coburn                    Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Paul M.   Vice President  Vice President       None
     O'Neil
     Michael   Vice President  Managing             None
     Martino                   Director
     William   Vice President  Managing             None
     J. Curtin                 Director
     David L.  Vice President  Managing             None
     Waldman                   Director
IV.  FINANCIAL CONDITION        OF THE FUND

1.   FINANCIAL STATEMENTS

     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     Financial highlights
          The following table presents per share financial information for class M shares. This information has been audited and reported on by the Fund's independent accountants. Financial statements included in the Fund's annual report to shareholders for the 1996 fiscal year are presented in their entirety on in this SRS. The Fund's annual report is available without charge upon request.

Financial highlights (For a share outstanding throughout the period)

                                              February 6, 1995
                                              (commencement of

Year ended        operations) to

September 30    September 30

                                    1997     1996     1995


                                          Class M


Net asset value, beginning of period $12.63   $12.96   $12.29



Investment operations


Net investment income                   .80      .82 +    .61
Net realized and unrealized gain (loss) on investments    .35
(.32)                                   .66


Total from investment operations       1.15      .50     1.27


Less distributions:
From net investment income             (.78)    (.78)    (.55)
In excess of net investment income
_                  _                   _
From net realized gain on investments
_                  _                   _
From return of capital
_                                      (.05)    (.05)


Total distributions                    (.78)    (.83)    (.60)


Net asset value, end of period       $13.00   $12.63   $12.96


Total investment return at net asset value (%) (a)   9.393.99
10.54 *


Net assets, end of period (in thousands)   $7,850   $6,116$2,
609


Ratio of expenses to average net assets (%) (b) 1.14     1.14
 .79 *
Ratio of net investment income to average net assets (%) 6.32
6.37                                   4.14 *
Portfolio turnover (%)               125.80   138.97   195.45


  *  Not annualized.
  + Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
[The following financial documents are omitted here.]

Statement of assets and liabilities September 30, 1996 Statement of operations Year ended September 30, 1996 Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  September 30, 1996
Portfolio of investments owned  September 30, 1996
Statement of assets and liabilities September 30, 1995 Statement of operations Year ended September 30, 1995 Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  September 30, 1995
Report of independent accountants  For the fiscal year ended
September 30, 1996
Report of independent accountants  For the year ended
September 30, 1995
Statement of assets and liabilities  March 31, 1997
(unaudited)
Statement of operations  Period ended March 31, 1997
(unaudited)
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements March 31, 1997 (unaudited) Portfolio of investments owned March 31, 1997 (unaudited)

2.   CONDITION OF THE FUND
      (a) Statement of Net Assets




(b) Names of Major Portfolio Holdings other than Equity Shares


                               As of the end of September, 1997

      U.S.                Inves

     Dollar               t-
                                                Inter     Par
    Acquisit   Current    ment
                          Kind of                est     Value
       ion
     Name of Securities      Issue    Maturity  Rate     (1,000)
curr     Cost      Value   Ratio
                                                 (%)
ency                         (%)


1.  GNMA                  U.S.        2001-2027  71/2    838,911
USD   810,074,    856,224,   24.80
                          Government
         958        289
2.  GNMA                  U.S.        2022-2027     7    626,596
USD   626,709,    627,980,   18.19
                          Government
         555        612
3.  GNMA                  U.S.        2001-2027     8    557,431
USD   568,406,    580,374,   16.81
                          Government
         620        629
4.  GNMA                  U.S.        2004-2027  81/2    372,329
USD   385,877,    391,693,   11.34
                          Government
         001        671
5.  U.S. Treasury Note    U.S.        8/15/2007  61/8    150,000
USD   148,212,    150,070,    4.35
                          Treasury
         891        500
6.  GNMA                  U.S.        2004-2025     9    129,561
USD   132,580,    139,406,    4.04
                          Government
         223        888
7.  GNMA                  U.S.        2009-2023  91/2    102,141
USD   109,589,    110,716,    3.21
                          Government
         821        399
8.  US Treasury Note      U.S.        5/15/2002  71/2    100,000
USD   108,929,    105,984,    3.07
                          Treasury
         690        000
9.  US Treasury Note      U.S.        7/31/2002     6    100,000
USD   99,304,6    100,000,    2.90
                          Treasury
          88        000
10. US Treasury Note      U.S.        9/30/1998     6     60,000
USD   60,262,5    60,196,8    1.74
                          Treasury
          00         00
11. GNMA                  U.S.        2023-2025  61/2     59,715
USD   57,801,6    58,585,9    1.70
                          Government
          84         83
12. GNMA - Midgets        U.S.        2001-2009     8     50,274
USD   51,254,2    52,222,5    1.51
                          Government
          46         88
13. GNMA                  U.S.        2010-2021 101/2     26,838
USD   29,969,6    30,003,4    0.87
                          Government
          11         13
14. GNMa - Midgets        U.S.        2001-2008     9     14,911
USD   15,948,6    15,642,6    0.45
                          Government
          03         48
15. GNMA                  U.S.        2010-2019 111/2      3,249
USD   3,665,19    3,751,81    0.11
                          Government
           4          4

    61090980


16. GNMA                  U.S.        2013-2019    11      2,931
USD   3,237,86    3,356,06    0.10
                          Government
           1          4
17. GNMA - GPM            U.S.        2013-2016 111/4      1,745
USD   1,893,07    1,923,52    0.06
                          Government
           1          3
18. GNMA - GPM            U.S.        2016-2019  91/4      1,597
USD   1,576,37    1,682,91    0.05
                          Government
           7          3
19. GNMA - GPM            U.S.        2009-2010    10      1,354
USD   1,370,74    1,514,19    0.04
                          Government
           4          9
20. GNMA                  U.S.        2013-2015  13.5      1,172
USD   1,324,63    1,411,77    0.04
                          Government
           0          5
21. GNMA                  U.S.        2010-2015    13      1,066
USD   1,157,75    1,272,52    0.04
                          Government
           3          7
22. GNMA                  U.S.          2021       10      1,145
USD   2,622,18    1,263,34    0.04
                          Government
           6          1
23. GNMA - GPM            U.S.        2013-2015 123/4      1,036
USD   1,107,65    1,187,80    0.03
                          Government
           1          0
24. GNMA - GPM            U.S.        2013-2015 121/4        899
USD    969,787    1,019,26    0.03
                          Government
                      6
25. GNMA                  U.S.        2014-2016    12        551
USD    617,543     647,957    0.02
                          Government
26. GNMA                  U.S.        2010-2015 121/2        508
USD    538,820     599,257    0.02
                          Government
27. GNMA - GPM            U.S.        2016-2020 101/4        506
USD    541,236     553,649    0.02
                          Government
28. GNMA                  U.S.        2011-2013    15        247
USD    270,003     302,646    0.00
                          Government
29. GNMA - GPM            U.S.        2015-2016 103/4        234
USD    248,163     259,538    0.00
                          Government
30. GNMA                  U.S.        2011-2015    14        180
USD    189,719     216,997    0.00
                          Government
20.
                           0.00
21.
                           0.00





V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share
     certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to a Handling Securities Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3.   There        are no annual shareholders' meetings.  Special
     shareholders' meeting        may be held from time to time
as
     required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.


VI.  MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese Prospectus.
(2) The following must be set forth in the Prospectus. Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Finanacial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.
(3)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
     For information of the achievement, the average of the annual yield calculated in respect of immediately preceding seven days and/or any one month may be added in percentage up to one decimal places (rounding down to second decimal places).


PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN
     MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirely by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes ant regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.  Securities Act of 1933

              The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.  The Internal Revenue Code

              An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.  Other laws

              The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     B.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 194o Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     C.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its registration statement if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.  Maintenance of a code of ethics; and

          6.  Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company", the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     In addition, until the start of the Fund's first tax year beginning after August 5, 1997, the Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable as such, regardless of how long a shareholder has held
shares in the Fund.   Distributions will be taxable as
described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax ruled apply to investments though defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan", above.

VII. Important Participants in Offering of Mutual Fund Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principally underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     [Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency